CONSENT TO SECURITY SHARING ARRANGEMENT

      This Consent to Security Sharing Arrangement ("Consent") dated as of May __, 2007 is entered into by and among Swiss Medica, Inc., a Delaware corporation (the "Company"), Double U Master Fund L.P. ("Double U").

      WHEREAS, the Company and Double U are parties to Subscription Agreements ("Subscription Agreements") dated June 20, 2005, December 29, 2005, as amended pursuant to a Modification Agreement dated June 8, 2006 ("Modification Agreement"), and August 24, 2006 relating to aggregate investments by Double U of $560,000, $250,000, and $594,000, respectively, of principal amount of promissory notes of the Company convertible into shares of the Company's $.001 par value common stock ("Notes");

      WHEREAS, the Company and Double U entered into Security Agreement in connection with the Notes ("Security Agreement");

      WHEREAS, Double U and the Company wish that Alpha Capital Anstelt ("Alpha") become a party to the Security Agreement in connection with their proposed purchase of $250,000 in Company debt securities

      NOW THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and Double U hereby agree as follows:

      1. The Company and Double U consent to the inclusion of Alpha as a party to the Security Agreement and that Alpha shall have all the rights, privileges and obligations as a "Lender" (as defined in the Security Agreement), and that the promissory notes issued to Alpha in the principal amount of approximately $250,000 on or about this date shall be construed as a "Secured Note" (as defined in the Security Agreement). Alpha and Double U shall share in the security interest under the Security Agreement on a pari passu basis in proportion to the principal amount of each party's Notes.

      2. This Consent may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were an original thereof.

      IN WITNESS WHEREOF, the undersigned have executed and delivered this Consent to Security Sharing Arrangement as of the date first written above.

Company:                                Double:
SWISS MEDICA INC.                       DOUBLE U MASTER FUND L.P.


By:                                     By:
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    Name:                                   Name:
    Title:                                  Title: